UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

H-CYTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 N. West Shore Blvd Ste 200 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

31st Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2022, H-Cyte, Inc. (the “Company”) entered into an acquisition agreement (the “Acquisition Agreement”) with Jantibody, LLC, a Nevada limited liability company (“Jantibody”) and the members of Jantibody (the “Jantibody Members”), pursuant to which Jantibody Members sold to the Company 100% of the issued and outstanding membership interests of Jantibody in exchange for an aggregate of 52,023 shares of the Company’s common stock, $0.001 par value per share.

Prior to this transaction, Michael Yurkowsky, the CEO of the Company, directly held 25.77% membership interest in Jantibody and was its Managing Member. The Company’s board of directors approved the Acquisition Agreement and the transaction in connection therewith. Mr. Yurkowsky did not vote on the approval of the transaction. Pursuant to the transaction, Michael Yurkowsky received 13,406 shares of the Company’s Common Stock in exchange for his membership interests of Jantibody which was the same ratio as all other Jantibody members.. In addition, Jantibody’s members will be entitled to receive additional shares of the Company’s common stock upon the exercise or conversion of certain derivative securities of the Company which are outstanding on the date hereof, as well as upon the successful execution of certain milestones with respect to Jantibody’s technology. These additional shares would be distributed to the Jantibody members pro rata based on their respective ownership of Jantibody prior to the transaction. The business of Jantibody is discussed in the press release filed as Exhibit 99.1 hereto.

The foregoing summary of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of the Acquisition Agreement is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. All of the shares described in this Current Report on Form 8-K are being offered and issued to accredited investors in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure

On September 8, 2022, the Company issued a press release with respect to the Jantibody acquisition. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Acquisition Agreement dated September 7, 2022
99.1	Press Release dated September 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H-CYTE, INC.

Date: September 14, 2022	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer